UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2005

KS Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-22734	56-1842707
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1031 N. Brightleaf Boulevard Smithfield, North Carolina	27522
(Address of Principal Executive Offices)	(Zip Code)

(919) 938-3101

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KS Bancorp, Inc.

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Item 8.01. Other Events

On March 15, 2005, the Board of Directors of KS Bancorp, Inc. announced that the Company’s shareholders approved a 1 for 200 reverse stock split and corresponding 250 for 1 forward stock split at a special meeting of the stockholders held on March 14, 2005. The Company is filing Articles of Amendment with the North Carolina Secretary of State which provide that the reverse stock split will be effective at 6:00 p.m. E.S.T. on March 17, 2005, and the forward stock split will be effective at 6:00 a.m. E.S.T. on March 18, 2005. Stockholders holding a fractional share of common stock as a result of the reverse stock split will be entitled to a cash payment in lieu of being issued the fractional share in an amount equal to $24.00 for each pre-split share constituting a fractional share. Following the reverse stock split, each shareholder who continues to own shares of the Company’s common stock will automatically receive 250 shares for each share of the Company’s common stock held. The reverse and forward stock splits will occur automatically on the effective dates, and the Company’s stock record books will reflect these transactions at that time.

A copy of the Company’s press release making this announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

(99.1)    Press Release of KS Bancorp, Inc., dated March 15, 2005.

Disclosures About Forward-Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KS BANCORP, INC.

Date: March 15, 2005	By:	/s/ Earl W. Worley, Jr.
Earl W. Worley, Jr.
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of KS Bancorp, Inc., dated March 15, 2005

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